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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                              ___________________


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                December 4, 1995


                              COURIER CORPORATION
               (Exact name of registrant as specified in charter)

                                 MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)

              0-7597                                     04-2502514
     (Commission file number)                 (IRS employer identification no.)


  165 JACKSON STREET, LOWELL, MA                            01852
(Address of principal executive offices)                 (Zip code)


                                 (508) 458-6351
              (Registrant's telephone number, including area code)







                   This document contains a total of 5 pages.
                        Exhibit Index appears at page 4.
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ----------------------------------------------

         (a)     Previous independent accountants.

                 Effective November 28, 1995 Courier Corporation (the "Registrant") informed the accounting firm of Coopers & Lybrand L.L.P., who has previously audited the Registrant's financial statements (the "former accountants"), that the former accountants would not be engaged as the Registrant's principal accountants to audit the Registrant's financial statements for the fiscal year 1996. The former accountants neither resigned, nor declined to stand for re-election. After having considered this matter from time to time, the Registrant's Audit Committee and Board of Directors determined that sound business practice suggested that it would be appropriate to consider periodically whether the Registrant would be able to reduce its overall accounting costs, while maintaining or enhancing the efficiency of the audit process, by seeking competitive proposals on its accounting work. After reviewing the proposals received (including a proposal from its former accountants), the Audit Committee of the Board recommended to the full Board that the Registrant change accounting firms. The full Board accepted this recommendation and made this decision at a meeting held on November 27, 1995.

                 During the Registrant's two most recent fiscal years the reports issued by the former accountants on the Registrant's financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was any such opinion qualified or modified as to uncertainty, audit scope, or accounting principles, except for the adoption of Statement of Financial Accounting Standards No. 109 in fiscal 1994. Likewise, during the Registrant's two most recent fiscal years and during its 1996 fiscal year to the date preceding such change of accountants, there have been no "disagreements", as defined in applicable Securities and Exchange Commission ("SEC") rules, between the Registrant and its former accountants concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make a reference to the subject matter of such disagreements in connection with any of its reports on the Registrant's financial statements.

                 Attached hereto as EXHIBIT 16.1 is a letter from Coopers & Lybrand L.L.P. stating that it agrees with the statements contained in this Item 4(a).

         (b)     New independent accountants.

                 Subject to approval by the stockholders at the Registrant's Annual Meeting of Stockholders, the Registrant's Board of Directors appointed the accounting firm of Deloitte & Touche LLP as the Registrant's new independent accountants. At no time during the Registrant's two most recent fiscal years, nor during its 1996 fiscal year to date, nor at any other time prior to its appointment, had the Registrant, or someone on its behalf, consulted with Deloitte & Touche LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, nor with respect to the type of audit opinion that might be rendered on the Registrant's financial statements, nor with respect to any matter that was the subject of a "disagreement" or a "reportable event" as those terms are defined in applicable SEC rules.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (c)     Exhibits.

                 16.1 Letter from Coopers & Lybrand L.L.P. regarding Change in Certifying Accountant
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COURIER CORPORATION



Date: December 4, 1995                       By:    /s/ Robert P. Story, Jr.
                                                ----------------------------
                                                 Robert P. Story, Jr.
                                                 Senior Vice President and
                                                 Chief Financial Officer





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
                                          EXHIBIT INDEX


Exhibit                                                                                           Sequential
Number                                   Description                                               Page No.
------                                   -----------                                               ---------
  16.1                        Letter from Coopers & Lybrand L.L.P.
                              regarding Change in Certifying Accountant                                5





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